John Hancock Funds III

Supplement dated July 12, 2013

to the Statement of Additional Information dated July 1, 2013

John Hancock Strategic Growth Fund

The Statement of Additional Information for Strategic Growth Fund is revised to include the Ticker symbol JSGAX for Class A shares and JSGIX for Class I shares.

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

On July 1, 2013, Orix Corporation ("Orix"), an integrated financial services group based in Tokyo, Japan, announced that it had completed its acquisition of a substantial majority interest in Robeco Groep, N.V. ("Robeco Groep"), the parent company of Robeco Investment Management, Inc. ("Robeco"), the subadvisor to Disciplined Value Fund and Disciplined Value Mid Cap Fund. Following this transaction, Orix has a controlling interest in Robeco Groep and Robeco.

Effective immediately, the subsection “Share Ownership by Portfolio Managers” under the heading “ROBECO INVESTMENT MANAGEMENT, INC.” in Appendix B is amended and restated as follows:

The following table indicates as of March 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in Fund. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1--$10,000
C	—	$10,001--$50,000
D	—	$50,001--$100,000
E	—	$100,001--$500,000
F	—	$500,001--$1,000,000
G	—	More than $1 million

Portfolio	Mark Donovan	David J. Pyle	Steven Pollack	Joseph F. Feeney, Jr.
Disciplined Value Fund	G	F	A	A
Disciplined Value Mid Cap Fund	A	A	E	E

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.